Exhibit 10.2

独家业务合作协议
Exclusive Business Cooperation Agreement

本独家业务合作协议（下称“本协议”）由以下双方于2018年[11]月[30]日在中华人民共和国（下称“中国”）北京市签署。

This Exclusive Business Cooperation Agreement (this “Agreement”) is made and entered into by and between the following parties on [30 November], 2018 in Beijing, the People’s Republic of China (“China” or the “PRC”).

甲方： 苏州科聚企业管理咨询有限公司
地址： 苏州工业园区苏州大道东265号现代传媒广场29楼A-2室

Party A: Suzhou Keju Management Consulting Co., Ltd.
Address: 29A-2, Modern Media Square, 265 Suzhou Avenue East, Suzhou Industrial Park, Suzhou, Jiangsu, P.R.C

乙方： 北京科照科技有限公司
地址： 北京市海淀区永城北路2号院1号楼B座二层191号

Party B: Beijing Kezhao Technology Co., Ltd.
Address: 2-191, Tower B, Building No.1, 2nd Courtyard, Yongcheng North Road, Haidian District, Beijing, P.R.C

甲方和乙方以下各称为“一方”，统称为“双方”。

In this Agreement, each of Party A and Party B shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively.

鉴于：
Whereas,

1. 甲方是一家在中国成立的外商独资企业，从事企业管理咨询、市场营销策划、经济信息咨询、信息技术咨询业务，拥有提供与投资管理、投资咨询有关的技术开发、技术服务和技术咨询的能力、经验和资源；
   Party A is a wholly foreign-owned enterprise established in China, engages in the business of enterprise management consulting, marketing planning, economic information consulting and information technology consulting and has sufficient capacity, experience and resources for providing technical development, technical services and consultation in relation to investment management and investment advisory;

2. 乙方是一家在中国成立的内资公司，经中国有关政府部门登记可以从事技术开发、技术咨询服务。乙方目前及在本协议有效期内的任何时候所经营并发展的所有业务活动以下合称“主营业务”；
   Party B is a company established in China with exclusive domestic capital and as registered with the relevant PRC government authorities, is permitted to engage in technology development and technical advisory services. The businesses conducted by Party B currently and at any time during the term of this Agreement are collectively referred to as the “Principal Business”;

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3. 甲方同意利用其技术、人员和资源优势，在本协议期间向乙方提供有关主营业务的独家技术开发、支持、咨询和其他相关服务，乙方同意接受甲方或其指定方按本协议条款的规定提供的各种服务。
Party A is willing to provide Party B with technical development, technical support, management consultation and other related services on an exclusive basis in relation to the Principal Business during the term of this Agreement, utilizing its advantages in technology, team, and resources, and Party B is willing to accept such services provided by Party A or Party A's designee(s), each on the terms set forth herein.

据此，甲方和乙方经协商一致，达成如下协议：
Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1. 服务提供
Services Provided by Party A

1.1 按照本协议条款和条件，乙方在此委任甲方在本协议期间作为乙方的独家服务提供者向乙方提供全面的技术支持、咨询服务和其他相关服务，包括但不限于以下内容：
Party B hereby appoints Party A as Party B's exclusive services provider to provide Party B with comprehensive technical support, consulting services and other related services during the term of this Agreement, in accordance with the terms and conditions of this Agreement, including but not limited to the following:

(1) 许可乙方使用甲方拥有合法权利的与主营业务有关的技术和软件；
Licensing Party B to use the technology and software legally owned by Party A in relation to the Principal Business;

(2) 为乙方主营业务所需的技术进行设计、开发、维护与更新，并提供相关技术咨询和技术服务；
Design, development, maintenance and updating of technologies necessary for Party B's Principal Business, and provision of related technical consultation and technical services;

(3) 计算机网络系统及相关数据库的设计、安装和日常管理、维护、更新；
Design, installation, daily management, maintenance and updating of network systems and related database;

(4) 乙方相关人员的技术支持和专业培训；
Technical support and training for employees of Party B;

(5) 协助乙方进行有关的技术和市场信息的收集与调研（中国法律限制外商独资企业从事的市场调查除外）；
Assisting Party B in collection and research of technology and market

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information (excluding market research business that wholly foreign-owned enterprises are restricted from conducting under PRC law);

(6) 为乙方提供企业管理咨询；
Providing business and management consultation for Party B;

(7) 为乙方提供市场营销和推广服务；
Providing marketing and promotional services for Party B;

(8) 开发和测试新产品；
Development and testing of new products;

(9) 设备、资产出租；和
Leasing of equipments or properties; and

(10) 在中国法律允许的情况下，其他应乙方要求而不时提供的其他相关服务。
Other related services requested by Party B from time to time to the extent permitted under PRC law.

1.2 乙方接受甲方提供的服务。双方同意，甲方可以指定其关联方或者其他合格的服务提供方（该被指定方可以与乙方签署本协议第1.3条描述的一些协议）为乙方提供本协议约定的服务。乙方进一步同意，除非经甲方事先书面同意，在本协议期间，就本协议约定的服务或其他事宜，乙方不得直接或间接地从任何第三方获得任何与本协议相同或类似的服务，并不得与任何第三方就本协议所述事项建立任何相同或类似的合作关系。
Party B agrees to accept all the services provided by Party A. The Parties agree that Party A may appoint or designate its affiliates or other qualified parties to provide Party B with the services under this Agreement (the parties designated by Party A may enter into certain agreements described in Section 1.3 with Party B). Party B further agrees that unless with Party A's prior written consent, during the term of this Agreement, Party B shall not directly or indirectly accept the same or any similar services provided by any third party and shall not establish same or similar corporation relationships with any third party regarding the matters contemplated by this Agreement.

1.3 服务的提供方式
Service Providing Methodology

1.3.1 甲、乙双方同意在本协议有效期内，视情况而定，乙方可以与甲方或甲方指定的其他方进一步签订服务协议，对各项服务的具体内容、方式、人员、收费等进行约定。
Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into further service agreements with Party A or any other party designated by Party A, which shall

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4 - f £ · \ t Jtftj: Strictly Confidential provide the spec i fic co n tents, method s , person nel. and fees for the spe c i fic ser v ic e s. I . 3. 2 7'J f tthlil H f * i 1 H 5l , M ffl i:p 1J [fl Li X ; ( ] J ffiJ ' * 'tw i ' S l rm 5E , Li 1 J t E * 11), 1Jffi5E X 1:f M * il l M - 4 . mm . Ej31:f ffl EJ{] . m m Li 1 J f t ffl O To ful fi ll this Agreement, Party A and Party B agree that d uri ng the term of this Agreement, where necessar y , Party B may enter i nto e q u ipment or property lease agreements with Party A or any other party designated by Party A which shal l perm i t Party B to use Party A's relevant e q u i pment or property based on the business needs of Party B . t .3.3 l.i 1J % = Jlt ft:iJ Ei31J - t' - X!Jl::f - a - H ( 1Hf, \ J ( r '.J tiHth · ti:EJ{] t x'., 1 - I H I fx'. , Ej31J m tE YJ t l t f ; H .! C f t i - 'F ft:iJ l.i E f f W $ * $ ffi W L II l*J , El:J Fj31:f @l 1 T * , * · ffi m W ft a * ff i m o 1:fffl ff Uffi 4 ffiJ. F i latl 9k l ll9k f 4 illff t , J JE O Pa 1 1 y B hereby grants to Party A an i rrevocable and exc l usi ve option · to purchase from Party B . at Party A's sole d iscretion, any or a ll of the assets and busi ness of Party B , to the extent permitted u nder PRC law , and at the l owest purchase price permi tted by PRC law . The Parties shal I then enter i nto a separate assets o r busi ness tra nsfer agreement, s peci fy i ng the terms and cond itions of the transfer of t he assets . 2. Rll4 1Jr*1tl!J3 t 1 1 :JJ:r.t The Calculation and Payment of the Service Fees 2.1 {E * W J - 1f j t Jl , l.i1J l5Y ft:iJ Ej31:f3t NE f J Y.( ffl B¥ i n""F1:f rti+si: The fees paya ble by Party B to Party A d uring the term of th is Agreement s ha ll be calculated as fol lows: 2. I . I x , J * t!J - i S C 1 ' . t:p 15" m EJ{] )] L l.i 1J B ff Jl ( * tE x ;Z 1J f4 f i · t "J 5E Er - J Jt { thUJ l'aJ ) fnJ Ej31:f j: 1 - :l'Jl 4 # 1 o 43j: ( TI. x * x ;Z 7 J JS f f t' - J 5E R ' - J X{t p J t J]fa] p ; J ) x H ( 1 1R m El:J ml t O J] 9S - m V H !lJJx , J:l 1 * WI 1 “ 1 Ff l 1 J 1 L H J i ! H ? J F [ I L i * ! . f i ifl JE O rr 1 f nT I J j ] ff l nJ L, 1J t “ l J:t fiffJ iA 1 1 - tl J h & lElt ! . h s J J iIJ - t JJ 1 r wJ rm m. † . 1 Fl " 0 n * m t m; , r 1<J R 95 - V l i : ! JlT - t - x J 1 5 _5j ff ( f.J ,ff i : k - ft IEJ 9J J J£ o I n consideration for the services provided by Par t y A hereunder, Pa 1 1 y B s ha l l pay a service fee to Par t y A on annua l basis (or at any t i me agreed by the Parties ) . The service fees for each year (or for any o t her period agreed by the Parti e s) s hal l consist of a management fee and a fee for services provided, which shal l be reasona bly determined by Par t y A based on the follow i ng factors . Party A may provide separate conf i rmation letter and/or invoice to Party B to ind icate the amount of service fees d ue for each service period ; or the amou n t of services fees may be as set forth in the relevant contracts separately executed by the Parties.

(1) 服务的复杂程度及难度；
Complexity and difficulty of the services provided by Party A;

(2) 甲方雇员的级别和提供该等服务所需的时间；
Seniority of and time consumed by the employees of Party A providing the services;

(3) 服务的具体内容、范围和商业价值；
Specific contents, scope and value of the services provided by Party A;

(4) 相同种类服务的市场参考价格；
Market price of the same type of services;

(5) 乙方的经营情况。
Operation conditions of Party B.

2.1.2 如果甲方向乙方转让、许可技术或者受乙方委托进行软件或其他技术开发或者向乙方出租设备、资产，则技术转让费、许可费、委托开发费用或租金应由双方另行根据实际情况确定和/或在双方另行签署的相关合同中列明。
If Party A transfers or licenses technology to Party B, develops software or other technology as entrusted by Party B, or leases equipments or properties to Party B, the technology transfer price, license price, development fees or rent shall be determined by the Parties separately based on the actual situations and/or set forth in the relevant contracts separately executed by the Parties.

3. 知识产权和保密条款
Intellectual Property Rights and Confidentiality Clauses

3.1 在双方履行本协议过程中产生、创造或开发的任何和所有知识产权或无形资产（包括但不限于著作权、专利权、专利申请权、软件、技术秘密、商业机密及其他），甲方均享有独立的、排他的和完整的所有权、权利和利益（在中国法律不禁止的范围内）。除非经甲方明确授权，对于甲方为提供本协议下的服务而使用的属于甲方的知识产权，乙方不享有任何权益。为确保甲方在本条下的权利，如果必要，乙方应签署所有适当的文件，采取所有适当的行动，递交所有申请和备案，提供所有适当的协助，以及做出所有其他依据甲方的自行决定认为是必要的行为，以将任何对该等知识产权和无形资产的所有权、权利和权益赋予甲方，和/或完善对甲方此等知识产权权利和无形资产的保护（包括将该知识产权权利和无形资产登记在甲方名下）。
Party A shall have sole, exclusive and complete ownership, rights and interests in any and all intellectual properties or intangible assets arising out

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of or created or developed during the performance of this Agreement by both Parties, including but not limited to copyrights, patents, patent applications, software, technical secrets, trade secrets and others (to the extent not prohibited by the PRC laws). Unless expressly authorized by Party A, Party B is not entitled to any rights or interests in any intellectual property rights of Party A which are used by Party A in providing the services pursuant to this Agreement. To ensure Party A's rights under this Section, where necessary, Party B shall execute all appropriate documents, take all appropriate actions, submit all filings and/or applications, render all appropriate assistance and otherwise conduct whatever is necessary as deemed by Party A at its sole discretion, for the purposes of vesting the ownership, right or interest of any such intellectual property rights and intangible assets in Party A, and/or perfecting the protections of any such intellectual property rights and intangible assets for Party A (including registering such intellectual property rights and intangible assets under Party A's name).

3.2 双方承认及确认有关本协议、本协议内容以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。双方应对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三方披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third party, except for the information that: (a) is or will be in the public domain (other than through the receiving Party's unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

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4. 陈述和保证
Representations and Warranties

4.1 甲方陈述、保证和承诺如下：
Party A hereby represents, warrants and covenants as follows:

4.1.1 甲方是按照中国法律合法成立并有效存续的外商独资企业；甲方或其指定的服务提供方将在根据本协议提供任何服务前获得提供该等服务所需的全部政府许可、证照（若需）。
Party A is a wholly foreign-owned enterprise legally established and validly existing in accordance with the laws of China; Party A or the service providers designated by Party A will obtain all government permits and licenses necessary for providing the service under this Agreement (if required) before providing such services.

4.1.2 甲方已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署，交付和履行本协议；甲方对本协议的签署，交付和履行并不违反法律法规的明确规定。
Party A has taken all necessary corporate actions, obtained all necessary authorizations as well as all consents and approvals from third parties and government agencies (if required) for the execution, delivery and performance of this Agreement. Party A's execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation.

4.1.3 本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。
This Agreement constitutes Party A's legal, valid and binding obligations, enforceable against it in accordance with its terms.

4.2 乙方陈述、保证和承诺如下：
Party B hereby represents, warrants and covenants as follows:

4.2.1. 乙方是按照中国法律合法成立且有效存续的公司，乙方获得并将维持从事主营业务所需的全部政府许可、证照。
Party B is a company legally established and validly existing in accordance with the laws of China and has obtained and will maintain all permits and licenses for engaging in the Principal Business in a timely manner.

4.2.2. 乙方已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署，交付和履行本协议；乙方对本协议的签署，交付和履行并不违反法律法规的明确规定。
Party B has taken all necessary corporate actions, obtained all necessary authorizations as well as all consents and approvals from third parties and government agencies (if required) for the execution, delivery and performance of this Agreement. Party B's execution,

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delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation.

4.2.3. 本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。
This Agreement constitutes Party B's legal, valid and binding obligations, and shall be enforceable against it in accordance with its terms.

5. 协议期限
Term of Agreement

5.1 本协议自双方正式签署之日起生效。除非依据本协议或双方签订的其他协议提前终止，本协议有效期为三十（30）年。除非甲方在期限届满之前书面同意本协议到期终止，本协议的有效期在届满时应自动再延续三十（30）年。
This Agreement shall become effective upon execution by the Parties. Unless earlier terminated in accordance with the provisions of this Agreement or other agreements separately executed between the Parties, the term of this Agreement shall be thirty (30) years. Unless agreed by Party A in writing before the expiration of the term that this Agreement shall terminate upon expiration of its term, the term of this Agreement shall automatically be extended for another thirty (30) years upon expiration date.

5.2 如果在本协议有效期内，任何一方的经营期限届满之前，该方应及时续展其经营期限，并尽最大努力获得主管部门对续展的批准并完成登记，以使本协议得以继续有效和执行。如一方续展经营期限之申请未获任何主管部门批准，则本协议应于该方经营期限届满之时终止。
During the term of this Agreement, each Party shall renew its operation term prior to the expiration thereof and endeavor to obtain the approval of, and complete registration with, the competent authorities for such renewal, so as to enable this Agreement to remain effective. This Agreement shall be terminated upon the expiration of the operation term of a Party if the application for the renewal of its operation term is not approved by the competent government authorities.

5.3 在本协议终止之后，双方在第 3、6、7 条和本第 5.3 条下的权利和义务将继续有效。
The rights and obligations of the Parties under Sections 3, 6, 7 and this Section 5.3 shall survive the termination of this Agreement.

6. 适用法律和争议解决
Governing Law and Resolution of Disputes

6.1 本协议的订立、效力、解释、履行、修改和终止以及争议的解决适用中国的法律。

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The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

6.2 因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果无法通过协商解决，则任何一方均可将有关争议提交给华南国际经济贸易仲裁委员会，由该会按照其届时有效的仲裁规则仲裁解决。仲裁的开庭地点为苏州。仲裁裁决是终局性的，对双方均有约束力。

In the event of any dispute with respect to the interpretation and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute, either Party may submit the relevant dispute to South China International Economic and Trade Arbitration Commission for arbitration, in accordance with the arbitration rules of such arbitration commission effective at that time. The place of the hearing of the arbitration shall be Suzhou. The arbitration award shall be final and binding on both Parties.

6.3 因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，双方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

7. 违约责任和补偿

Breach of Agreement and Indemnification

7.1 若乙方实质性违反本协议项下的任何一项约定，或不履行、不完全履行或迟延履行本协议项下的任何一项义务，即构成乙方在本协议下的违约。甲方有权要求乙方补正或采取补救措施。如在甲方向乙方发出书面通知并提出补正要求后的十（10）天内（或甲方要求的其他合理期限内）乙方仍未补正或采取补救措施，则甲方有权自行决定 (1) 终止本协议，并要求乙方给予全部的损害赔偿；或者 (2) 要求强制履行乙方在本协议项下的义务，并要求乙方给予全部的损害赔偿。本条不妨碍甲方在本协议下任何其他权利。

If Party B materially breaches any provision under this Agreement, or fails to perform, performs incompletely or delays to perform any obligation under this Agreement, it shall constitute a breach under this Agreement on the part of Party B. Party A is entitled to require Party B to rectify or take remedial measures. If Party B fails to rectify or take remedial measures within ten (10) days after Party A delivers a written notice to Party B and requires for rectification (or within any other reasonable period required by Party A), Party A is entitled to, at its sole discretion, (1) terminate this Agreement and require Party B to compensate all the losses; or (2) require

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specific performance of the obligations of Party B under this Agreement and require Party B to compensate all the losses. This Section shall not prejudice any other rights of Party A under this Agreement.

7.2 除非法律另有规定，乙方在任何情况均不得单方面终止或解除本协议。
Unless otherwise required by the applicable laws, Party B shall not unilaterally terminate this Agreement in any event.

7.3 就甲方根据本协议向乙方提供的服务所产生或引起的第三方针对甲方的诉讼、索赔或其他请求而招致的任何损失、损害、责任或费用都应由乙方补偿给甲方，以使甲方不受任何损害，除非该损失、损害、责任或费用是因甲方的重大过失或故意不当行为而产生的。
Party B shall indemnify Party A and hold Party A harmless from any losses, damages, obligations or expenses caused by any lawsuit, claims or other demands raised by any third party against Party A arising from or caused by the services provided by Party A to Party B pursuant this Agreement, except where such losses, damages, obligations or expenses arise from the gross negligence or willful misconduct of Party A.

8. 不可抗力

Force Majeure

8.1 若由于地震、台风、洪水、火灾、流行病、战争、暴乱、罢工以及其他任何无法预见并且是受影响方无法防止亦无法避免的不可抗力事件（下称“不可抗力”），而致使本协议任何一方不能履行、不能完全履行或延迟履行本协议时，则受上述不可抗力影响的一方不对此承担责任。但该受影响的一方须立即毫不迟延地向另外一方发出书面通知，并须在发出该书面通知后十五（15）天内向另外一方提供不可抗力事件的详情和相关证明文件，解释其此种不能履行、不能完全履行或需要迟延履行的原因。
In the case of any force majeure events (“Force Majeure”) such as earthquakes, typhoons, floods, fires, flu, wars, riots, strikes or any other events that cannot be predicted and are unpreventable and unavoidable by the affected Party, which causes the failure of either Party to perform or completely perform this Agreement or perform this Agreement on time, the Party affected by such Force Majeure shall not be liable for this. However, the Party affected by such Force Majeure shall give the other Party written notices without any delay, and shall provide details and related documents evidencing such event within 15 days after sending out such notice, explaining the reasons for such failure of, partial or delay of performance.

8.2 若主张不可抗力的一方未能根据以上规定通知另一方并提供适当的证明，其不得免于其因不能履行、不能完全履行或延迟履行其在本协议项下义务的责任。受不可抗力影响的一方应作出合理的努力，以减低该不可抗力造成的后果，并在该不可抗力终止后尽快恢复履行所有有

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关义务。如受不可抗力影响的一方在因不可抗力而暂免履行义务的理由消失后未有恢复履行有关义务，该方应就此向另一方承担责任。
If such Party claiming Force Majeure fails to notify the other Party and furnish it with proof pursuant to the above provision, such Party shall not be excused from the non-performance, incomplete performance or delay of performance of its obligations hereunder. The Party so affected by the event of Force Majeure shall use reasonable efforts to minimize the consequences of such Force Majeure and to promptly resume performance hereunder whenever the causes of such excuse are cured. Should the Party so affected by the event of Force Majeure fail to resume performance hereunder when the causes of such excuse are cured, such Party shall be liable to the other Party.

8.3 不可抗力发生时，双方应立即互相协商，以求达致公平解决方案，并须作出一切合理努力，尽量减低该不可抗力造成的后果。
In the event of Force Majeure, the Parties shall immediately consult with each other to find an equitable solution and shall use all reasonable endeavours to minimize the consequences of such Force Majeure.

9. 通知
Notices

9.1 本协议项下要求的或与本协议有关的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付、商业快递服务、传真或电子邮件的方式发到该方以下所列地址。该等通知视为有效送达的日期按如下方式确定：
All notices and other communications required to be given pursuant to this Agreement or otherwise given in connection with this Agreement shall be delivered personally, or sent by registered mail, prepaid postage, a commercial courier service, facsimile transmission or email to the address of such Party set forth below. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

9.1.1 通知如果是以专人递送发出的，则以在下列地址被接收，或留置于下列地址之日，为有效送达日；
Notices given by personal delivery shall be deemed effectively given on the date of receipt at the address set forth below, or the date on which such notices are placed at the address set forth below;

9.1.2 通知如果是以快递服务、挂号邮寄、或邮资预付发出的，则以在下列地址被接收、拒收或因任何原因被退件之日，为有效送达日；
Notices given by courier service, registered mail or prepaid postage shall be deemed effectively given on the date of receipt, refusal or return for any reason at the address set forth below;

9.1.3 通知如果是以传真发出的，则以向下列传真号码成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。通知如果是

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以传电子邮件发出的，则在发件一方收到系统信息显示发件成功或在 24 小时内未收到表明电子邮件未被送达或被退回的系统信息的情况下，以电子邮件成功传送之日为有效送达日。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission to the Fax no. set forth below (as evidenced by an automatically generated confirmation of transmission). Notices given by email shall be deemed effectively given on the date of successful transmission, provided that the sending Party has received a system message indicating successful transmission or has not received a system message within 24 hours indicating failure of delivery or return of email.

9.2 为通知的目的，双方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方： 苏州科聚企业管理咨询有限公司
Party A: Suzhou Keju Management Consulting Co., Ltd.
地址： 苏州工业园区苏州大道东 265 号现代传媒广场 29 楼 A-2 室
Address: 29A-2, Modern Media Square, 265 Suzhou Avenue East, Suzhou Industrial Park, Suzhou, Jiangsu, P.R.C
收件人： 郭丽
Attn: Li Guo
传真： 0512-69572909
Fax: 0512-69572909
电子邮件： sguo@kbgfund.com
Email: sguo@kbgfund.com

乙方： 北京科照科技有限公司
Party B: Beijing Kezhao Technology Co., Ltd.
地址： 北京市海淀区永城北路 2 号院 1 号楼 B 座二层 191 号
Address: 2-191, Tower B, Building No.1, 2nd Courtyard, Yongcheng North Road, Haidian District, Beijing, P.R.C
收件人： 郭丽
Attn: Li Guo
传真： 0512-69572909
Fax: 0512-69572909
电子邮件： sguo@kbgfund.com
Email: sguo@kbgfund.com

9.3 任何一方可按本条规定的方式随时给另一方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms of this Section.

10. 协议的转让
Assignment

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10.1 乙方不得将其在本协议项下的权利与义务转让给第三方，除非事先征得甲方的书面同意。
Without Party A's prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party.

10.2 乙方在此同意，除非适用法律另有明确规定，甲方可以向第三方转让其在本协议项下的权利和义务，并在该等转让发生时甲方仅需向乙方发出书面通知，并且无需再就该等转让征得乙方的同意。
Party B agrees that unless expressly required by the applicable laws otherwise, Party A may assign its obligations and rights under this Agreement to any third party and in case of such assignment, Party A is only required to give written notice to Party B and does not need any consent from Party B for such assignment.

11. 协议的分割性
Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。
In the event that one or several of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

12. 协议的修改、补充
Amendments and Supplements

对本协议作出的任何修订、修改与补充，必须经每一方以书面方式作出。经过双方签署的有关本协议的修改协议和补充协议是本协议的组成部分，具有与本协议同等的法律效力。
Any amendment, change and supplement to this Agreement shall be made in writing by all of the Parties. Any amendment agreement and supplementary agreement duly executed by the Parties hereto with regard to this Agreement shall constitute an integral part of this Agreement, and shall have equal legal validity as this Agreement.

13. 继任者
Successors

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本协议的条款对各方及各方各自的继任者和经允许的受让方具有约束力，并对其有效。

The terms of this Agreement shall be binding on the Parties hereto and their respective successors and permitted assigns, and shall be valid with respect to the Parties and each of their successors and permitted assigns.

14. 语言和副本

Language and Counterparts

本协议以中文和英文书就，一式两份，甲乙双方各持一份。如果中文版本和英文版本之间有任何不一致，以中文版本为准。

This Agreement is written in both Chinese and English language in two copies, each Party having one copy. In case of any conflicts between the Chinese version and the English Version, the Chinese version shall prevail.

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f . h B W n & t t f ffi D M • 7 * * * - f:r 1t: tJ J · Jt 11P .1:. 'i!J. . U B f 1 ' e IN W ! Th'ES W HEREOF, the Part ies have caused their authorized representati \ e S t o execute this Exc l usi ve Business Cooperation Agreement as of the date first abo \ e \ Hitten . l:f31.f : Party A: ,..> ..ut..T : B ) : ii , - g : ame: I i : J i O , / 1 - - . ! ' l. : Tit le: Legal Representative Z,1.f : Party B: By: !L'l:11. : Name: qp_ fft.: Title: Li G uo rt5 E { :: & A Lega l Representati ve